Exhibit 99.1

Akoustis Completes Rollout of its XBAW® Design Updates

Charlotte, N.C., May 22, 2024 (GLOBE NEWSWIRE) -- Akoustis Technologies, Inc. (NASDAQ: AKTS) (“Akoustis” or the “Company”), an integrated device manufacturer (IDM) of patented bulk acoustic wave (BAW) high-band RF filters for mobile and other wireless applications, has announced the final release to manufacturing of design updates across its product portfolio.

Akoustis developed the updates to its XBAW® manufacturing process to remove any patented features claimed by Qorvo, Inc. (NASDAQ: QRVO) in U.S. Patent Nos. 7,522,018 and 9,735,755. Qorvo asserted the patents against certain XBAW® RF filters in Qorvo, Inc. vs. Akoustis Technologies, Inc., No. 1:21-cv-01417-JPM (D. Del.). These updates have been incorporated into both new XBAW® RF filters and many earlier XBAW® filter designs since the Fall of 2022. Effective immediately, the Company has released these design updates to manufacturing for the remainder of its filter products that remain in production and distribution as needed to remove any potential infringement.

“While Akoustis is disappointed with the jury’s verdict, the Company prepared well in advance for all potential outcomes,” commented Dave Aichele, Executive Vice President of Business Development. “Based on our testing and qualification over the last two years, the design updates to these earlier XBAW® filters do not have any form, fit or function impact to the performance and reliability, as the Qorvo patented claims were not design features of the XBAW® process. Akoustis is well-prepared to move forward notwithstanding any injunction Qorvo may seek against the accused legacy versions of our products.”

Management does not expect the verdict will affect its ability to market its product portfolio to existing and future customers.

About Akoustis Technologies, Inc.

Akoustis® (http://www.akoustis.com/) is a high-tech BAW RF filter solutions company that is pioneering next-generation materials science and MEMS wafer manufacturing to address the market requirements for improved RF filters — targeting higher bandwidth, higher operating frequencies and higher output power compared to legacy polycrystalline BAW technology. The Company utilizes its proprietary and patented XBAW® manufacturing process to produce bulk acoustic wave RF filters for mobile and other wireless markets, which facilitate signal acquisition and accelerate band performance between the antenna and digital back end. Superior performance is driven by the significant advances of poly-crystal, single-crystal, and other high purity piezoelectric materials and the resonator-filter process technology which enables optimal trade-offs between critical power, frequency and bandwidth performance specifications.

Akoustis plans to service the fast growing multi-billion-dollar RF filter market using its integrated device manufacturer (IDM) business model. The Company owns and operates a 125,000 sq. ft. ISO-9001:2015 registered commercial wafer-manufacturing facility located in Canandaigua, NY, which includes a class 100 / class 1000 cleanroom facility — tooled for 150-mm diameter wafers — for the design, development, fabrication and packaging of RF filters, MEMS and other semiconductor devices. Akoustis Technologies, Inc. is headquartered in the Piedmont technology corridor near Charlotte, North Carolina.

Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, each as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements about our estimates, expectations, beliefs, intentions, plans or strategies for the future (including our possible future results of operations, profitability, business strategies, competitive position, potential growth opportunities, potential market opportunities and the effects of competition), and the assumptions underlying such statements. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as “may,” “might,” “would,” “will,” “should,” “could,” “project,” “expect,” “plan,” “strategy,” “anticipate,” “attempt,” “develop,” “help,” “believe,” “think,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “possible,” “continue,” “future,” and similar words (including the negative of any of the foregoing), although some forward-looking statements are expressed differently. Forward-looking statements are neither historical facts nor assurances of future results, performance, events or circumstances. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to our limited operating history; our inability to generate revenues or achieve profitability; the failure of our common stock to meet the minimum requirements for continued listing on the Nasdaq Capital Market, the impact of a pandemic or epidemic or natural disaster, including the COVID-19 pandemic, the Russian-Ukrainian and Middle East conflicts and other sources of volatility on our operations, financial condition and the worldwide economy, including our ability to access the capital markets; increases in prices for raw materials, labor, and fuel caused by rising inflation; our inability to obtain adequate financing and sustain our status as a going concern; the results of our research and development activities; our inability to achieve acceptance of our products in the market; general economic conditions, including upturns and downturns in the industry; existing or increased competition; our inability to successfully scale our New York wafer fabrication facility and related operations while maintaining quality control and assurance and avoiding delays in output; contracting with customers and other parties with greater bargaining power and agreeing to terms and conditions that may adversely affect our business; the possibility that the anticipated benefits from business acquisitions will not be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of acquired businesses’ operations will be greater than expected and the possibility of disruptions to our business during integration efforts and strain on management time and resources; risks related to doing business in foreign countries, including rising tensions between the United States and China;  any cybersecurity breaches or other disruptions compromising our proprietary information and exposing us to liability; our limited number of patents; failure to obtain, maintain, and enforce our intellectual property rights; claims of infringement, misappropriation or misuse of third party intellectual property, including the lawsuit filed by Qorvo, Inc. in October 2021, that, regardless of merit, has resulted in significant expense; our inability to attract and retain qualified personnel; the outcome of current and any future litigation; our reliance on third parties to complete certain processes in connection with the manufacture of our products; product quality and defects; our inability to successfully manufacture, market and sell products based on our technologies; our ability to meet the required specifications of customers and achieve qualification of our products for commercial manufacturing in a timely manner; our failure to innovate or adapt to new or emerging technologies, including in relation to our competitors; our failure to comply with regulatory requirements; stock volatility and illiquidity; our failure to implement our business plans or strategies; our failure to maintain effective internal control over financial reporting; our failure to obtain or maintain a Trusted Foundry accreditation or our New York fabrication facility; and shortages in supplies needed to manufacture our products, or needed by our customers to manufacture devices incorporating our products. These and other risks and uncertainties are described in more detail in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and in subsequently filed Quarterly Reports on Form 10-Q. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this document may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this document speak only as of the date hereof and, except as required by law, we undertake no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this document to conform these statements to new information, actual results or to changes in our expectations.

Contact:

COMPANY:
Kenneth Boller
Akoustis Technologies
Chief Financial Officer
(704) 274-3598
kboller@akoustis.com